UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.  )

Filed by the Registrant ☒

Filed by a Party Other Than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

BRIGHT HORIZONS FAMILY SOLUTIONS INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Your Vote Counts! BRIGHT HORIZONS FAMILY SOLUTIONS INC. 2025 Annual Meeting of Shareholders June 3, 2025 at 8:00 AM ET For holders as of April 10, 2025 Vote by June 2, 2025 11:59 PM ET BRIGHT HORIZONS FAMILY SOLUTIONS INC. C/O CORPORATE SECRETARY 2 WELLS AVENUE NEWTON, MA 02459 V69193-P28023 Important Notice Regarding the Availability of Proxy Materials for the 2025 Annual Meeting. You invested in BRIGHT HORIZONS FAMILY SOLUTIONS INC. and it’s time to vote! You have the right to vote on proposals being presented at the 2025 Annual Meeting. This is an important notice regarding the availability of proxy materials for the shareholder meeting to be held on June 3, 2025. Get informed before you vote We encourage you to access and review all of the important information contained in the proxy materials before voting. View the Annual Report on Form 10-K, Notice and Proxy Statement online by visiting www.ProxyVote.com and entering your control number OR you can receive a free paper or email copy of the material(s) by requesting prior to May 20, 2025. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. There is no charge for requesting a copy. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Attend, Participate and Vote Point your camera here and Virtually at the Meeting* vote prior to the Meeting June 3, 2025 without entering a control 8:00 A.M. (Eastern Time) number Virtually at: www.virtualshareholdermeeting.com/BFAM2025 Vote by mail or telephone by requesting a paper copy of the proxy materials, which will include a proxy card. *Please check the meeting materials for any special requirements for meeting attendance. You will need to have the control number above to vote online during the virtual meeting.

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT You cannot use this notice to vote your shares. This is an overview of the proposals being presented at the upcoming shareholder meeting. You may view the complete proxy materials online at www.ProxyVote.com or request a paper or email copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. Please follow the instructions on the reverse side to vote on these important matters. Board Voting Items Recommends 1. Election of the three director nominees with terms expiring at the Annual Meeting, each for a term of one year: Nominees: 1a. Lawrence M. Alleva For 1b. Joshua Bekenstein For 1c. David H. Lissy For 2. To approve, on an advisory basis, the 2024 compensation paid by the Company to its Named Executive Officers. For 3. To ratify the appointment of Deloitte & Touche LLP as the independent registered public accounting firm of the For Company for the fiscal year ending December 31, 2025. NOTE: In their discretion, the proxies may consider and vote on any other business properly brought before the meeting or any adjournment or postponement thereof. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. V69194-P28023